SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 10, 2010

PROTECTUS MEDICAL DEVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53100	98-0541881
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

110 First Avenue NE, Suite #1006
 Minneapolis, MN  55413
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

612-379-3975
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 10, 2010, Protectus Medical Devices, Inc. (the “Company”) reviewed the fair value of the embedded derivative liabilities and warrants which contain ratchet provisions (the “Valuation”) in connection with its preparation for the Company’s audited financial statements for the fiscal year ended December 31, 2009 and determined that the Valuation, as reported in the Company’s financial statements for the three and nine months ended September 30, 2009 included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on December 24, 2009, is incorrect. The error is considered material and therefore the Company intends to restate its September 30, 2009 financials in an amendment to its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009 as soon as practicable. Such amended report will contain restated financial statements to reflect our correction of the identified accounting errors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protectus Medical Devices, Inc.

Date: May 27, 2010	By: /s/ John S. Salstrom
John S. Salstrom, Ph.D. Chief Executive Officer